Exhibit 10.6

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of                     , 2008 (this “Amendment”), is made by and among RHINO ENERGY LLC, a Delaware limited liability company formerly known as CAM Holdings LLC (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Credit Agreement, dated as of August 30, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of December 28, 2006, as amended by that certain Second Amendment to Credit Agreement and Consent, dated as of March 8, 2007, as amended by that certain Third Amendment to Credit Agreement, dated as of February 29, 2008, as amended by that certain Fourth Amendment to Credit Agreement, dated as of May 15, 2008 (as so amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, Wexford Capital LLC and various affiliates thereof (the “Wexford Investors”) hold 100% of the member interests of the Borrower, and the Wexford Investors pledged such member interests to the Agent, on behalf of the Lenders, pursuant to that certain Pledge Agreement dated August 30, 2006 (the “Pledge Agreement”);

WHEREAS, the Wexford Investors propose to transfer, pursuant to a series of transfers (collectively, the “Borrower Equity Transfer”), all of the member interests in the Borrower (which transfers shall be made subject to the lien created by the existing Pledge Agreement) such that after giving effect to the Borrower equity Transfer all of the member interests in the Borrower shall be owned by the following Persons (collectively, the “Restated Pledgors”): (i) Rhino Resources, Inc. (“Resources”), an entity indirectly owned by the Wexford Investors,  (ii) [Wexford Offshore CAM Preferred Corp.], an entity indirectly owned by certain Wexford Investors, and (iii)  [Wexford Offshore CAM Common Corp.], an entity indirectly owned by certain Wexford Investors;

WHEREAS, the above restructuring is done in contemplation of the initial public offering by Resources of up to 25% of its equity interest (the “IPO”); and

WHEREAS, the Loan Parties now request that the Required Lenders agree to the amendments to the Credit Agreement, consents and approvals set forth herein, and the Required Lenders are willing to accommodate the request of the Loan Parties, subject to and on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.             New Definitions.  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

“Fifth Amendment shall mean that certain Fifth Amendment to Credit Agreement, dated as of                   , 2008, among the Borrower, the Guarantors, the Lenders party thereto and the Agent.”

“Fifth Amendment Effective Date shall mean the effective date of the Fifth Amendment in accordance with its terms.”

“Holdings shall mean Rhino Energy Holdings LLC, a                  limited liability company.”

“Resources shall mean Rhino Resources, Inc., a Delaware corporation.”

2.             Amendment of Section 1.1 [Certain Definitions].  The definition of the term “Change of Control” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirely to read as follows:

“Change of Control shall mean that Wexford Capital LLC and any fund owned or managed by Wexford Capital LLC (collectively, “Wexford”) and Terry N. Coleman, collectively: (i) directly or indirectly fail to control the Borrower, (ii) shall fail to own directly or indirectly, 51% of any class of the voting member interests of the Borrower and 51% of the economic ownership of the Borrower or (iii) shall make any public sale of the member interests of the Borrower.  Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.”

3.             Amendment of Section 8.1.14 [Collateral and Additional Collateral, Etc.].  Section 8.1.14 of the Credit Agreement is hereby amended by adding after clause (iii) thereof the following new clause (iv):

“(iv)        Notwithstanding anything to the contrary contained in this Section 8.1.14, the Loan Parties shall not be required to execute and deliver a Mortgage or an amendment to an existing Mortgage, or file a Mortgage or an amendment to an existing Mortgage, with respect to any Property unless the fair market value of such individual Property exceeds $500,000 or the aggregate fair market value of such Property and all other Properties not then subject to a Mortgage exceeds $1,000,000.”

4.             Amendment of Clause (iii) of Section 8.1.14 [Collateral and Additional Collateral, Etc.].  Clause (iii) of Section 8.1.14 of the Credit Agreement is hereby amended by deleting the phrase “, concurrently with such acquisition or creation,” in the third and fourth lines thereof and adding the following sentence at he end of such clause (iii):

“Notwithstanding anything to the contrary contained in this clause (iii) of Section 8.1.14, the Loan Parties shall not be required to execute and deliver the documents referred to above until the date that is five (5) Business Days after the date on which such new Subsidiary first acquires any Property or assets that would constitute Collateral and such Properties or assets have a value in excess of $500,000.”

5.             Amendment of Section 8.2.5 [Dividends and Related Distributions].  Section 8.2.5(iii) of the Credit Agreement is hereby amended and restated in its entirely to read as follows:

“(iii)        other dividends and distributions payable by the Borrower to its members in excess of the Tax Distributions in the aggregate amount of up to $15,000,000 per fiscal year, provided, however, that:  (A) the Borrower shall deliver to the Agent at least five (5) Business Days before such proposed dividend or distribution a certificate of the Borrower in substantially the form of Exhibit 8.3.4 demonstrating that the Borrower shall have, after giving effect to any such proposed dividend or distribution, at least $25,000,000 of Availability, and (B) at the time of any such dividend or distribution, no Event of Default or Potential Default shall exist or shall result after giving effect thereto.” [Note: language that was deleted effectively took away the concept added above that Company would have the right to might $15 million of distributions over and above Tax Distributions]

6.             Amendment of Section 11.18 [Joinder of Guarantors].  The last sentence of Section 11.18 of the Credit Agreement is hereby amended and restated in its entirely to read as follows:

“The Loan Parties shall deliver such Guarantor Joinder and related documents within five (5) Business Days after the date on which such Subsidiary first acquires any Property or assets that would constitute Collateral and such Properties or assets have a value in excess of $500,000.”

7.             Waiver re Prepayment.  Effective as of the Fifth Amendment Effective Date, the Agent and the Required Lenders hereby waive the restrictions on the prepayment date imposed by clause (c)(ii) of Section 5.4.1 to the extent necessary to enable the Borrower to apply funds received by it representing proceeds of the IPO to the prepayment of the Loans on or about the date of the closing of the IPO.

8.             Consent to Borrower Equity Transfer.  Effective as of the Fifth Amendment Effective Date, the Agent and the Required Lenders consent to the Borrower Equity Transfer.

9.             Lien Termination Statements.   Effective as of the Fifth Amendment Effective Date, the Agent and the Required Lenders hereby agree that (i) the UCC-1 financing statements filed against each member of the Borrower that was a signatory to the Pledge Agreement shall be deemed terminated and (ii) each such member, the Borrower and the Borrower’s counsel are authorized to file UCC-3 financing statements terminating such UCC-1 financing statements.

10.           Conditions to Effectiveness.  The foregoing amendments contained in this Amendment shall have an effective date and this Amendment shall be dated the date upon which each of the following conditions has been satisfied to the satisfaction of the Agent (the “Fifth Amendment Effective Date”):

(a)           Execution and Delivery of Fifth Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Agent shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Agent.

(b)           Execution and Delivery of an Amended and Restated Pledge Agreement.  The Restated Pledgors shall have executed and delivered to the Agent for the benefit of the Lenders an amended and restated Pledge Agreement (the “Amended and Restated Pledge Agreement”), in the form of Exhibit A attached hereto, and such Amended and Restated Pledge Agreement shall be ratified by the Borrower.

(c)           Execution and Delivery of Updates to Schedule 6.1.2 [Capitalization].  The Required Lenders shall have received an updated Schedule 6.1.2 [Capitalization] to the Credit Agreement in form satisfactory to the Agent.

(d)           Delivery of Secretary’s Certificate.  The Secretary or Assistant Secretary of each Restated Pledgor shall have delivered to the Agent for the benefit of the Lenders a certificate, dated as of the date hereof and signed by such Secretary or Assistant Secretary, certifying as to:

(i)            all action taken by such Restated Pledgor in connection with the Amended and Restated Pledge Agreement, any other Loan Document and this Amendment;

(ii)           the names of the officer or officers of such Restated Pledgor authorized to sign the Amended and Restated Pledge Agreement, other documents executed in connection therewith and any other Loan Documents, and the true signatures of such officer or officers and specifying the officer authorized to act on behalf of such Restated Pledgor for purposes of the Amended and Restated Pledge Agreement and any other Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii)          copies of the organizational documents of such Restated Pledgor, including its certificate of incorporation and bylaws as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of  such Restated Pledgor in each state where organized, all of which shall be reasonably satisfactory to the Agent.

(e)           Representations and Warranties; No Event of Default.  The representations and warranties contained in Section 6 of the Credit Agreement and this Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the Fifth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the Fifth Amendment Effective Date; and by its execution and delivery of this Amendment, the Borrower and each other Loan Party certifies to each such effect.

(f)            Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents are in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and its counsel, as the Agent or its counsel may reasonably request.

11.           Representations and Warranties.  By its execution and delivery of this Amendment to the Agent, the Borrower and each of the other Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a)           Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this Amendment.

(b)           Material Adverse Change.  After giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)           Litigation.  After giving effect to this Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

12.           Miscellaneous.

(a)           Full Force and Effect.  All provisions of the Credit Agreement remain in full force and effect on and after the Fifth Amendment Effective Date and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(b)           Counterparts.  This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c)           Incorporation into Credit Agreement.  This Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)           Governing Law.  This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e)           No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrower, the other Loan Parties, each Lender, and the Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fifth Amendment as of the day and year first above written.

ATTEST:	RHINO ENERGY LLC, a Delaware limited
liability company

By:	By:	(SEAL)
Name:	Name:
Title	Title:

CAM MINING LLC

By:
Name:
Title:

CAM-BB LLC

By:
Name:
Title:

CAM-KENTUCKY REAL ESTATE LLC

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

RHINO NORTHERN HOLDINGS LLC

By:
Name:
Title:

CAM COAL TRADING LLC

By:
Name:
Title:

LEESVILLE LAND, LLC

By:
Name:
Title:

CAM AIRCRAFT LLC

By:
Name:
Title:

HOPEDALE MINING LLC

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

CAM-OHIO REAL ESTATE LLC

By:
Name:
Title:

SPRINGDALE LAND, LLC

By:
Name:
Title:

CAM-COLORADO LLC

By:
Name:
Title:

TAYLORVILLE MINING LLC

By:
Name:
Title:

CLINTON STONE LLC

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

McCLANE CANYON MINING LLC

By:
Name:
Title:

RHINO COALFIELD SERVICES LLC

By:
Name:
Title:

RHINO RECLAMATION SERVICES LLC

By:
Name:
Title:

SANDS HILL MINING LLC

By:
Name:
Title:

RHINO SERVICES LLC

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

DEANE MINING LLC

By:
Name:
Title:

RESERVE HOLDINGS LLC

By:
Name:
Title:

RHINO TRUCKING LLC

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:
Name:	L. Blair DeVan
Title:	Vice President

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK

By:
Name:	David M. Metz
Title:	Senior Vice President

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, individually and as Co-Documentation Agent

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:
Name:
Title:

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A., individually and as Co-Documentation Agent

By:
Name:
Title:

EXHIBIT A

Form of Amended and Restated Pledge Agreement

[SIGNATURE PAGE - FIFTH AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co- Documentation Agent

By:
Name:	Jonathan R. Richardson
Title:	Vice President